Exhibit 10.03

TWELFTH AMENDMENT
TO
LETTER OF CREDIT AGREEMENT
dated as of
APRIL 16, 2020
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
The Lenders Party Hereto
and
MIZUHO BANK, LTD.,
as Issuing Bank and Administrative Agent

TWELFTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Twelfth Amendment”) dated as of April 16, 2020, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); MIZUHO BANK, LTD. (formerly known as Mizuho Corporate Bank, Ltd.), as administrative agent (in such capacity, the “Administrative Agent”) and as Issuing Bank; and the undersigned Lender (collectively, the “Lenders”).

R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Letter of Credit Agreement dated as of June 5, 2012 (as amended, the “Reimbursement Agreement”), pursuant to which the Issuing Bank and the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of June 5, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Administrative Agent, the Issuing Bank, and the Lenders have agreed to amend certain provisions of the Reimbursement Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Reimbursement Agreement. Unless otherwise indicated, all references to Sections and Articles in this Twelfth Amendment refer to Sections and Articles of the Reimbursement Agreement.

Section 2.    Amendments to Reimbursement Agreement.

2.1    Amendment to Section 1.01. Section 1.01 of the Reimbursement Agreement is hereby amended to delete the definitions of “Maturity Date” and “Revolving Credit Agreement” in their entirety and replace each with the following:

Maturity Date means August 11, 2020.

Revolving Credit Agreement means that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 among the Borrower, the MLP, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as in effect on April 7, 2020, and without giving effect to any amendments, modifications or supplements entered into after such date.

2.2    Amendment to Section 2.03(a).    The first sentence of Section 2.03(a) of the Reimbursement Agreement is hereby amended to delete such sentence in its entirety and replace it with the following sentence:

“The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in each Letter of Credit, which shall accrue at the rate of 2.50% per annum on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.250% per annum on the average daily amount of that portion of the LC Exposure attributable to the Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure attributable to the Issuing Bank, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of each Letter of Credit or processing of drawings thereunder.”

2.3    Amendment to Article VII. Clause (p) of Article VII of the Reimbursement Agreement is hereby amended to delete such clause in its entirety and to replace it with the following clause:

“(p) any “Default” or “Event of Default” under or as defined in the Revolving Credit Agreement shall occur and be continuing, irrespective of any waiver, amendment or forbearance entered into by the requisite lenders under the Revolving Credit Agreement;”
2.4    Amendment to Section 10.02. Section 10.02(b) of the Reimbursement Agreement is hereby amended to delete the last sentence thereof and to replace it with the following:

“The Borrower, MLP, the Administrative Agent, the Issuing Bank and each Lender agree that no amendment, supplement, modification, consent or waiver to the Revolving Credit Agreement entered into after April 6, 2020, shall have the effect of automatically amending this Agreement and each amendment, supplement, modification, consent or waiver (if any) to the affirmative covenants, the negative covenants or definitions related thereto in this Agreement, shall be at the sole and absolute discretion of the Administrative Agent, the Issuing Bank and each Lender, as the case may be, in accordance with this Section 10.02.”

2.5    Amendment to Schedule 3.12. Schedule 3.12 (Subsidiaries) is hereby deleted in its entirety and replaced with Schedule 3.12 attached hereto.

Section 3.    Conditions Precedent. This Twelfth Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Effective Date”):

(a)the Administrative Agent, the Issuing Bank, and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Twelfth Amendment on or prior to the Effective Date;

(b)the Administrative Agent shall have received from the Borrower, the MLP, the Subsidiary Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Twelfth Amendment signed on behalf of such Persons;

(c)the Administrative Agent shall have received an opinion of counsel to the Borrower, the MLP and the Subsidiary Guarantor dated the Effective Date and addressed to the Administrative Agent, the Issuing Bank and the Lenders which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(d)the Administrative Agent shall have received a certificate from the Borrower and MLP attesting to the solvency of each Obligor before and after giving effect to entering into this Twelfth Amendment, the transactions contemplated hereby and the payment of fees and expenses in connection therewith, from its chief financial officer, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(e)the Borrower shall have paid all costs and expenses of the Administrative Agent and the Lenders (including but not limited to legal fees and expenses of Porter Hedges LLP) arising under or incurred in connection with the preparation, execution and delivery of this Twelfth Amendment or the Reimbursement Agreement;

(f)the Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request; and

(g)no Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Twelfth Amendment.

Section 4.    Guarantors Consent and Acknowledgment.

4.1    Subsidiary Guarantor. The Subsidiary Guarantor, for value received, hereby consents to the Borrower’s execution and delivery of this Twelfth Amendment and the performance by the Borrower of its agreements and obligations hereunder. This Twelfth Amendment and the performance or consummation of any transaction that may be contemplated under this Twelfth Amendment shall not limit, restrict, extinguish or otherwise impair the Subsidiary Guarantor’s liabilities and obligations to Administrative Agent, the Issuing Bank and/or Lenders under the Subsidiary Guaranty and the other Loan Documents (including without limitation the guaranteed obligations). The Subsidiary Guarantor acknowledges and agrees that (i) the Subsidiary Guaranty to which such Subsidiary Guarantor is a party remains in full force and effect and is fully enforceable against such Subsidiary Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the guaranteed obligations, all of such offsets, claims and/or defenses are hereby waived.

4.2    MLP Guarantee. The MLP, for value received, hereby consents to the Borrower’s execution and delivery of this Twelfth Amendment and the performance by the Borrower of its agreements and obligations hereunder. This Twelfth Amendment and the performance or consummation of any transaction that may be contemplated under this Twelfth Amendment shall not limit, restrict, extinguish or otherwise impair the MLP’s liabilities and obligations to Administrative Agent, the Issuing Bank and/or Lenders under Article VIII of the Reimbursement Agreement and the other Loan Documents (including without limitation the guaranteed obligations). The MLP acknowledges and agrees that (i) the Reimbursement Agreement (including, but not limited to, Article VIII thereof) to which the MLP is a party remains in full force and effect and is fully enforceable against the MLP in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the guaranteed obligations, all of such offsets, claims and/or defenses are hereby waived.

Section 5.    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Twelfth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Reimbursement Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Reimbursement Agreement, as amended by this Twelfth Amendment; and (d) represents and warrants to the Administrative Agent, the Issuing Bank, and the Lenders that as of the date hereof, after giving effect to the terms of this Twelfth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing. Without limitation of the foregoing, each Obligor hereby acknowledges, ratifies and confirms that all of its debts and obligations to the Administrative Agent, the Issuing Bank and the Lenders under the Loan Documents to which they are a party.

Section 6.    NO DEFENSES; RELEASE. EACH OBLIGOR (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, or DEFENSES TO THE OBLIGATIONS, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE OBLIGATIONS OR ANY LIENS OR SECURITY INTERESTS OF THE ADMINISTRATIVE AGENT. IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND LENDERS TO ENTER

INTO THIS TWELFTH AMENDMENT, EACH OBLIGOR HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND ANY OF THEIR AND THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, OR REPRESENTATIVES, OR ANY OF THE RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS OF ANY OF THE FOREGOING (COLLECTIVELY, THE “RELEASED PERSONS”) FROM, AND COVENANTS NOT OT SUE THE RELEASED PERSONS FOR, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECTLY ARISING OUT OF OR FROM OR RELATED TO ANY OF THE LOAN DOCUMENTS (EXCLUDING SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, COSTS OR EXPENSES WHICH ARISE FROM ANY RELEASED PERSON’S WILLFUL MISCONDUCT oR GROSS NEGLIGENCE), WHICH ANY OBLIGOR OWNS AND HOLDS AS OF THE DATE HEREOF, OR HAS AT ANY TIME PRIOR TO THE DATE HEREOF OWNED OR HELD, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PERSONS BY ANY OBLIGOR AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY ANY OBLIGOR IN FAVOR OF ANY OF THE RELEASED PERSONS.

Section 7.    Miscellaneous.

7.1    Confirmation. The provisions of the Reimbursement Agreement, as amended by this Twelfth Amendment, shall remain in full force and effect following the effectiveness of this Twelfth Amendment.

7.2    Loan Document. This Twelfth Amendment is a “Loan Document” as defined and described in the Reimbursement Agreement and all of the terms and provisions of the Reimbursement Agreement relating to Loan Documents shall apply hereto.

7.3    No Implied Waiver. No failure or delay on the part of the Administrative Agent, the Issuing Bank or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Twelfth Amendment, the Reimbursement Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Twelfth Amendment, the Reimbursement Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.4    Counterparts. This Twelfth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Twelfth Amendment by facsimile or other electronic method of transmission (including email transmission of a PDF image) shall be effective as delivery of a manually executed counterpart hereof.

7.5    Governing Law.

(a)This Twelfth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Twelfth Amendment or the Reimbursement Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Twelfth Amendment or in the Reimbursement Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Twelfth Amendment or the Reimbursement Agreement against any Obligor or its properties in the courts of any jurisdiction.

(c)Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Twelfth Amendment or the Reimbursement Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

7.6    WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS TWELFTH AMENDMENT, THE REIMBURSEMENT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”). EACH OBLIGOR, THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS TWELFTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.7    NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THE REIMBURSEMENT AGREEMENT (AS AMENDED BY THIS TWELFTH AMENDMENT AND AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY ANY OBLIGOR, ADMINISTRATIVE AGENT, THE ISSUING BANK AND/OR ANY LENDER REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC its General Partner

By:    /s/ Thomas R. Shoaf
Name:    Thomas R. Shoaf
Title:     Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO TWELFTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

MIZUHO BANK, LTD.
(formerly known as Mizuho Corporate Bank, Ltd.),
as Issuing Bank, as Administrative Agent, and as a Lender

By:     /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

SIGNATURE PAGE TO TWELFTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

SCHEDULE 3.12
Subsidiaries

Subsidiary	Jurisdiction of Formation	Restricted/ Unrestricted/Material	Ownership Percentage
Cooperatie NuStar Holdings U.A.	Netherlands	Restricted	100%
LegacyStar Services, LLC	Delaware	Restricted	100%
NS Security Services, LLC	Delaware	Restricted	100%
NuStar Caribe Terminals, Inc.	Delaware	Restricted	100%
NuStar Energy Services, Inc.	Delaware	Restricted	100%
NuStar Finance LLC	Delaware	Restricted	100%
NuStar GP, Inc.	Delaware	Restricted	100%
NuStar GP, LLC	Delaware	Restricted	100%
NuStar GP Holdings, LLC	Delaware	Restricted	100%
NuStar Holdings B.V.	Netherlands	Restricted	100%
NuStar Internacional, S de R.L. de C.V.	Mexico	Restricted	100%
NuStar Logistics, L.P.	Delaware	Restricted - Material	100%
NuStar Permian Crude Logistics, LLC	Delaware	Restricted	100%
NuStar Permian Holdings, LLC	Delaware	Restricted	100%
NuStar Permian Transportation and Storage, LLC	Delaware	Restricted - Material	100%
NuStar Pipeline Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Holding Company, LLC	Delaware	Restricted	100%
NuStar Pipeline Operating Partnership L.P.	Delaware	Restricted - Material	100%
NuStar Pipeline Partners L.P.	Delaware	Restricted	100%
NuStar Services Company LLC	Delaware	Restricted	100%
NuStar Supply & Trading LLC	Delaware	Restricted	100%
NuStar Terminals Canada Co.	Canada	Restricted	100%
NuStar Terminals Canada Holdings Co.	Canada	Restricted	100%
NuStar Terminals Canada Partnership	Canada	Restricted	100%
NuStar Terminals Corporation N.V.	Curacao	Restricted	100%
NuStar Terminals Delaware, Inc.	Delaware	Restricted	100%
NuStar Terminals International N.V.	Curacao	Restricted	100%
NuStar Terminals New Jersey, Inc.	Delaware	Restricted	100%
NuStar Terminals Operations Partnership L.P.	Delaware	Restricted	100%
NuStar Terminals Partners TX L.P.	Delaware	Restricted	100%
NuStar Terminals Services, Inc.	Delaware	Restricted	100%
NuStar Terminals Texas, Inc.	Delaware	Restricted	100%
NuStar Texas Holdings, Inc.	Delaware	Restricted	100%
Point Tupper Marine Services Co.	Canada	Restricted	100%
Riverwalk Logistics, L.P.	Delaware	Restricted	100%
Shore Terminals LLC	Delaware	Restricted	100%
ST Linden Terminal, LLC	Delaware	Restricted	100%
Star Creek Ranch, LLC	Delaware	Restricted	100%